SUPPLEMENT DATED DECEMBER 26, 1995
                       TO PROSPECTUS DATED MAY 1, 1995 FOR

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                PRUSELECT (sm) II

The purpose of this supplement is to revise the REFUNDS OF SALES CHARGES section of the prospectus.

The second paragraph under REFUNDS OF SALES CHARGES on page 8 is replaced by the following:

Furthermore, Pruco Life's sales expenses may be reduced if a number of Contracts are purchased with aggregate first year premiums exceeding $5 million by an employer or by employees affiliated with a common employer. On a non-guaranteed basis, this may result in refunds of a portion of the sales load. Thus, currently, at the end of the first Contract year, Pruco Life intends to refund a portion of the sales load for such Contracts. It will do so by adding an amount equal to 3% of the aggregate first year premiums between $5 million to $10 million and 6% of the premiums in excess of $10 million, plus such interest thereon as Pruco Life in its discretion determines, to the Contract fund after the end of the first Contract year.

Any such refund will be generated only by that portion of the aggregate first year premiums over $5 million that: 1) does not exceed the "7-pay" premium amount as defined under Section 7702A of the Internal Revenue Code, and 2) is received within 11 months of the first Contract date for that employer. Each Contract's portion of the total refund will be proportional to that Contract's contribution to the total aggregate first year premiums eligible for the refund.

Additional non-guaranteed refunds of sales load may be made based on such factors as total aggregate premiums of a certain amount over a given period of time and the persistency of the Contracts.

CVUL-2SUP Ed. 12-95